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                                            CIT RV TRUST 1999-A

                                         MONTHLY SERVICER'S REPORT



                                                                                                    Due Period              5/31/99
                                                                                                    Determination Date      6/10/99
                                                                                                    Distribution Date       6/15/99


I.      All Payments on the Contracts                                                                                 12,940,517.55
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                                    0.00
III.    Repurchased Contracts                                                                                            431,341.43
IV.     Investment Earnings on the Collection Account                                                                          0.00
V.      Servicer Monthly Advances                                                                                      1,069,727.04
VI.     Reimbursement of prior monthly Servicer Advances                                                                       0.00
VII.    Incorrect Deposits                                                                                                     0.00

Total available amount in Collection Account                                                                         $14,441,586.02
                                                                                                                  =================

Draws from the Reserve Account                                                                                                 0.00

Certificate Interest advanced                                                                                                  0.00

Total Distributions                                                                                                  $14,441,586.02

DISTRIBUTION AMOUNTS                                                    Cost per $1000
--------------------------                                               -------------

1.   (a)  Class A-1 Note Interest Distribution                                                  731,163.48
      (b)  Class A-1 Note Principal Distribution                                             11,778,830.87
             Aggregate Class A-1 Note Distribution                       65.86287433                                  12,509,994.35

2.   (a)  Class A-2 Note Interest Distribution                                                  435,645.02
      (b)  Class A-2 Note Principal Distribution                                                      0.00
            Aggregate Class A-2 Note Distribution                         4.17444442                                     435,645.02

3.   (a)  Class A-3 Note Interest Distribution                                                  472,111.47
      (b)  Class A-3 Note Principal Distribution                                                      0.00
            Aggregate Class A-3 Note Distribution                         4.30444447                                     472,111.47

4.   (a)  Class A-4 Note Interest Distribution                                                  384,739.91
      (b)  Class A-4 Note Principal Distribution                                                      0.00
           Aggregate Class A-4 Note Distribution                          4.44888888                                     384,739.91

5.   (a)  Class A-5 Note Interest Distribution                                                  203,791.47
      (b)  Class A-5 Note Principal Distribution                                                      0.00
            Aggregate Class A-5 Note Distribution                         4.50666674                                     203,791.47

7.   (a)  Class B Note Interest Distribution                                                    132,556.67
      (b)  Class B Note Principal Distribution                                                        0.00
            Aggregate Class B Note Distribution                           4.65111123                                     132,556.67

8.   (a)  Certificate Interest Distribution                                                      59,962.23
      (b)  Certificate Principal Distribution                                                         0.00
            Aggregate  Certificate Distribution                           5.20722210                                      59,962.23

9.    Servicer Payment
       (a)  Servicing Fee                                                                       235,631.51

               Total Servicer Payment                                                                                    235,631.51

10.  Deposits to the Reserve Account                                                                                       7,153.39

Total Distributions                                                                                                  $14,441,586.02
                                                                                                                  =================

11.  Distributions from the Reserve Account
       (a)  Draw deposited into the Note Distribution Account                                         0.00
       (b)  Draw deposited into the Certificate distribution Account                                  0.00
       (c)  Distribution to Lender                                                               40,586.26
       (d)  Distribution to Affiliated Owner                                                          0.00

Total Distributions from the Reserve Account                                                                              40,586.26
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        INTEREST
--------------------------

1.   Current Interest Requirement
        (a) Class A-1 Note5.330%                                                                731,163.48
        (b) Class A-2 Note5.780%                                                                435,645.02
        (c) Class A-3 Note5.960%                                                                472,111.47
        (d) Class A-4 Note6.160%                                                                384,739.91
        (e) Class A-5 Note6.240%                                                                203,791.47

                     Aggregate Interest on Class A Notes                                                               2,227,451.35

        (f) Class B Notes 6.440%                                                                                         132,556.67
        (g) Certificate @ 7.210%                                                                                          59,962.23

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                           0.00
        (b) Class A-2 Notes                                                                           0.00
        (c) Class A-3 Notes                                                                           0.00
        (d) Class A-4 Notes                                                                           0.00
        (e) Class A-5 Notes                                                                           0.00
        (f) Class B Notes                                                                             0.00

        (g) Certificate                                                                               0.00


3.   Total Distribution of Interest                                         Cost per $1000
                                                                             -------------
        (a) Class A-1 Notes                                                    3.84944446       731,163.48
        (b) Class A-2 Notes                                                    4.17444442       435,645.02
        (c) Class A-3 Notes                                                    4.30444447       472,111.47
        (d) Class A-4 Notes                                                    4.44888888       384,739.91
        (e) Class A-5 Notes                                                    4.50666674       203,791.47

                     Total Aggregate Interest on Class A Notes                                                         2,227,451.35

        (f) Class B Notes                                                      4.65111123                                132,556.67

        (g) Certificate                                                        5.20722210                                 59,962.23

        PRINCIPAL
--------------------------

                                                                             No. of Contracts
                                                                             ---------------
1.   Principal Collected                                                           162        9,476,782.69
2.   Liquidated Contracts                                                            0                0.00
3.   Repurchased Contracts                                                           4          428,355.43
4.   Additional Principal Distribution Amount                                                 1,873,692.75

       Total Formula Principal Distribution Amount                                                                    11,778,830.87

5.   Principal Balance before giving effect to Principal Distribution                            Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                       1.0000000          189,940,000.00
        (b) Class A-2 Notes                                                                       1.0000000          104,360,000.00
        (c) Class A-3 Notes                                                                       1.0000000          109,680,000.00
        (d) Class A-4 Notes                                                                       1.0000000           86,480,000.00
        (e) Class A-5 Notes                                                                       1.0000000           45,220,000.00
        (f) Class B Notes                                                                         1.0000000           28,500,000.00

        (g) Certificate                                                                           1.0000000           11,515,205.00


6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                    0.00
        (b) Class A-2 Notes                                                                                                    0.00
        (c) Class A-3 Notes                                                                                                    0.00
        (d) Class A-4 Notes                                                                                                    0.00
        (e) Class A-5 Notes                                                                                                    0.00
        (f) Class B Notes                                                                                                      0.00

        (g) Certificate                                                                                                        0.00


7.   Principal Distribution                                                   Cost per $1000
                                                                              -------------
        (a) Class A-1 Notes                                                    62.01342987                            11,778,830.87
        (b) Class A-2 Notes                                                     0.00000000                                     0.00
        (c) Class A-3 Notes                                                     0.00000000                                     0.00
        (d) Class A-4 Notes                                                     0.00000000                                     0.00
        (e) Class A-5 Notes                                                     0.00000000                                     0.00
        (f) Class B Notes                                                       0.00000000                                     0.00

        (g) Certificate                                                         0.00000000                                     0.00

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8.   Principal Balance after giving effect to Principal Distribution                              Pool Factor
                                                                                                  -----------
        (a) Class A-1 Notes                                                                        0.9379866         178,161,169.13
        (b) Class A-2 Notes                                                                        1.0000000         104,360,000.00
        (c) Class A-3 Notes                                                                        1.0000000         109,680,000.00
        (d) Class A-4 Notes                                                                        1.0000000          86,480,000.00
        (e) Class A-5 Notes                                                                        1.0000000          45,220,000.00
        (f) Class B Notes                                                                          1.0000000          28,500,000.00

        (g) Certificate                                                                            1.0000000          11,515,205.00



        POOL DATA
--------------------------
                                                                                                  Aggregate
                                                                           No. of Contract       Pool Balance
                                                                           --------------        ------------
1.   Pool Stated Principal Balance 5/31/99                                    13,669            555,610,485.86

2.   Delinquency Information                                                                                      % of Pool Balance
                                                                                                                  -----------------
              (a) 31-59 Days                                                      59              1,791,646.42               0.322%
              (b) 60-89 Days                                                       1                 24,678.46               0.004%
              (c) 90-119 Days                                                      1                  7,226.43               0.001%
              (d) 120 Days +                                                       0                      0.00               0.000%

3.   Contracts Repossessed during the Due Period                                   0                      0.00

4.   Current Repossession Inventory                                                0                      0.00

5.   Net Liquidation Losses for the related Due Period
       (a)  Principal Balance of Liquidated Receivables                            0                      0.00
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                        0.00
                                                                                               ---------------
       Total  Net Liquidation Losses for the related Due Period                                                                0.00

7.   Cumulative Net Losses on all Liquidated Receivables                           0                                           0.00

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                              9.304%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               173.134

10.   Weighted Average Remaining Original Term to Maturity of all Outstanding Contracts                                     179.654

    TRIGGER ANALYSIS
--------------------------

1.  (a)  Average Delinquency Rate                                                     0.0019%
     (b)  Maximum Average Delinquency Rate                                            1.2500%
     (c)  Delinquency Rate Trigger in effect ?                                                           NO

2.  (a)  Cumulative Net Loss Rate                                                     0.0000%
     (b)  Maximum Cumulative Net Loss Rate                                            0.3200%
     (c)  Net Loss Rate Trigger in effect                                                                NO

      MISCELLANEOUS
--------------------------

1.   Monthly Servicing Fees                                                                                              235,631.51

2.   Servicer Advances                                                                                                 1,069,727.04

3.   (a)  Opening Balance of the Reserve Account                                                                       9,670,317.00
      (b)  Deposits to the Reserve Account                                                           7,153.39
      (c)  Investment Earnings in the Reserve Account                                               33,432.87
      (d)  Distribution from the Reserve Account                                                   -40,586.26
      (e)  Ending Balance of the Reserve Account                                                                       9,670,317.00

4.   Specified Reserve Account Balance                                                                                 9,670,317.00

5.  Available Reserve Amount                                                                             1.74%         9,670,317.00

6.  Reserve Account Loan Activity
      (a)  Distribution to Lender
                Lender Fees                                                                          7,153.39
                Investment Earnings                                                                 33,432.87
                Principal                                                                                0.00
                      Total Distribution to Lender                                                                        40,586.26

      (b)  Beginning Loan Balance                                                                                      9,670,317.00
      (c)  Principal Payment                                                                                                   0.00
      (d)  Ending Loan Balance                                                                                         9,670,317.00
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